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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




               Date of report (Date of earliest event reported):
                               December 31, 1997





                             UNION ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)




          Missouri                     1-2967                   43-0559760
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)           Identification No.)





                1901 Chouteau Avenue, St. Louis, Missouri  63103
             (Address of principal executive offices and Zip Code)




       Registrant's telephone number, including area code: (314) 621-3222
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 31, 1997, following the receipt of all required State and Federal regulatory approvals, Union Electric Company (the "Company") and CIPSCO Incorporated ("CIPSCO"), parent company of Central Illinois Public Service Company ("CIPS"), combined to form Ameren Corporation ("Ameren") with the result that the common shareholders of the Company and CIPSCO became the common shareholders of Ameren and Ameren became the owner of 100% of the common stock of CIPS and the Company. Pursuant to an Agreement and Plan of Merger dated as of August 11, 1995 between (among others) the Company, CIPSCO and Ameren, each outstanding share of the Company's common stock is to be exchanged for one share of Ameren common stock and each outstanding share of CIPSCO common stock is to be exchanged for 1.03 shares of Ameren common stock.

         Pursuant to Rule 12g-3(c) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as a result of consummation of the foregoing transactions, Ameren common stock shall be deemed to be registered under Section 12(b) of the Exchange Act.

         A copy of the press release with respect to completion of the transaction is attached as Exhibit 99-1 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following documents, previously filed with the Securities and Exchange Commission by the Company (File No. 1-2967), CIPSCO Incorporated (File No. 1-10628), Central Illinois Public Service Company (File No. 1-3672), or Ameren Corporation, pursuant to the Securities Exchange Act of 1934, as amended, are hereby incorporated by reference:

         1. The Company's Annual Report on Form 10-K for the year ended December 31, 1996.

         2. The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997, and September 30, 1997.

         3.  The Company's Current Report on Form 8-K dated December 16, 1997.


         4. CIPSCO Incorporated/Central Illinois Public Service Company's Annual Report on Form 10-K for the year ended December 31, 1996.

         5. CIPSCO Incorporated/Central Illinois Public Service Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997, and September 30, 1997.

         6. Central Illinois Public Service Company's Current Reports on Form 8-K, dated March 20, June 1, November 24, December 16, and December 31, 1997.

         7. CIPSCO Incorporated's Current Reports on Form 8-K, dated March 20, November 24, December 16, and December 31, 1997.

         8. Ameren Corporation's Current Report on Form 8-K, dated December 31, 1997.

Exhibits:

       All exhibits are listed in the Exhibit Index on Page 4.



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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     UNION ELECTRIC COMPANY
                                          (Registrant)


                                     By   /s/ James C. Thompson
                                            -------------------------------
                                             James C. Thompson
                                                 Secretary

Date:  January 2, 1998





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                                 Exhibit Index

Exhibit No.   Description
-----------   -----------
       2             Agreement and Plan of Merger dated as of August 11, 1995,
                     by and between UE, CIPSCO, the Company and Arch Merger,
                     Inc. (incorporated by reference to Form S-4, Annex A,
                     dated November 13, 1995 (File No. 33-64165).

       27-1 Ameren Corporation's Financial Data Schedule - Period ending December 31, 1996.

       27-2 Ameren Corporation's Financial Data Schedule - Period ending September 30, 1997.

       99-1          News Release of Ameren Corporation, dated December 31,
                     1997.

       99-2          Ameren Corporation's Supplemental Consolidated Financial
                     Statements.

       99-3          Ameren Corporation's Supplemental Consolidated Condensed
                     Quarterly Financial Statements.



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